UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2004

The SCO Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 765-4999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On August 31, 2004, The SCO Group, Inc. (the “Company”) conducted a conference call with investors concerning its financial results for the fiscal quarter ended July 31, 2004.  A copy of the transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The transcript was prepared by Shareholder.com and includes, where possible, corrections made by management of the Company of transcription errors.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.  The following items are filed as exhibits to this report:

99.1                           Transcript, dated August 31, 2004, of the Company’s conference call regarding its financial results for the fiscal quarter ended July 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2004

THE SCO GROUP, INC.

By:	/s/ Bert Young
Name:	Bert Young
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript, dated August 31, 2004, of the Company’s conference call regarding its financial results for the fiscal quarter ended July 31, 2004.